Exhibit 99.1

DTS ANNOUNCES PRELIMINARY SECOND QUARTER 2012 FINANCIAL RESULTS

CALABASAS, Calif. (July 16, 2012) — DTS, Inc. (Nasdaq: DTSI) today announced certain preliminary results for the second quarter ended June 30, 2012.  Revenue is expected to be in the range of $21 to $22 million.  The Company additionally expects net income to be significantly impacted by costs associated with its pending acquisition of SRS Labs, Inc. (Nasdaq: SRSL), and by the tax consequences of both the lower revenue and the non-deductibility of certain material acquisition-related expenses.

Second quarter revenue is expected to be below expectations largely as a result of macroeconomic factors that have impacted certain segments of the consumer electronics industry, particularly across DTS’ Blu-ray markets.

Although these results are not yet finalized, the Company released these preliminary results in light of the planned purchase of SRS Labs, which is scheduled to close on July 20, 2012.

“While we typically experience a sequential decline in revenue in our second quarter as a result of seasonality in our end markets, global economic uncertainty has contributed to results that are nevertheless below certain estimates,” said Jon Kirchner, chairman and CEO of DTS, Inc.  “Softness in Blu-ray — including standalone players, PCs and game consoles — was partially offset by significant year-over-year growth in the network-connected markets, which we expect to represent the majority of our business over time.  Importantly, the acquisition of SRS Labs will accelerate DTS’ expansion in these rapidly growing markets by bringing together our two companies’ highly complementary product and technology portfolios, enabling us to provide high-quality audio experiences anytime, anyplace, and on any device,” concluded Kirchner.

The above preliminary results are subject to completion of DTS’ normal quarter-end accounting procedures, including a review by the Company’s independent registered public accounting firm.

DTS will report its full results for the second quarter, including a conference call with the Company’s management team, in early August.  At that time, assuming a close of the SRS transaction, management expects to provide its combined business outlook for the remainder of 2012 and certain forecasts for 2013.

About DTS, Inc.

DTS, Inc. (Nasdaq: DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to hundreds of millions of DTS-licensed consumer electronics products worldwide.  From a renowned legacy as a pioneer in multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc™ standard and is now increasingly deployed in enabling digital delivery of movies and other forms of digital entertainment on a growing array of network-connected consumer devices.  DTS technology is in home theaters, car audio systems, PCs, game consoles, DVD players, televisions, digital media players, set-top boxes, smart phones, surround music software and every device capable of playing Blu-ray™ discs.  Founded in 1993, DTS’ corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Silicon Valley, Washington, China, France, Hong Kong, Japan, South Korea, Taiwan, Singapore, and the United Kingdom.  For further information, please visit www.dts.com. DTS, the Symbol, and DTS and the Symbol together, are registered trademarks of DTS, Inc.  All other trademarks are the properties of their respective owners. © 2012 DTS, Inc.  All rights reserved.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS’ results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates” and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding the Company’s pending acquisition of SRS Labs, Inc.; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company’s inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company’s technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company’s research and development efforts, the ability of the Company and SRS to satisfy conditions to the closing of the pending transaction, including obtaining the approval of SRS stockholders, the Company’s ability to successfully complete the integration of the businesses being acquired from SRS, risks generally related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS’ public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the proposed merger transaction, DTS has filed with the SEC, and the SEC declared effective on June 20, 2012, a Registration Statement on Form S-4 that includes SRS’ proxy statement as part of the proxy statement/prospectus that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the proxy statement/prospectus or any other document that DTS or SRS may file with the SEC or send to SRS stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO STOCKHOLDERS IN CONNECTION WITH THE PROPOSED MERGER

TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION.

Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DTS and SRS with the SEC at the SEC’s web site at www.sec.gov or by directing a request when such a filing is made to DTS, 5220 Las Virgenes Road, Calabasas, CA 91302, Attention: Stockholder Relations or by directing a request when such a filing is made to SRS, 2909 Daimler Street, Santa Ana, CA 92705, Attention: Investor Relations.

DTS, Inc. Media & Investor Contacts:

Sard Verbinnen & Co for DTS, Inc.

John Christiansen/Andrew Cole

jchristiansen@sardverb.com/acole@sardverb.com

(415) 618-8750/(212) 687-8080

DTS-I

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